POWER OF ATTORNEY

Known All Men By These Presents, that the undersigned constitutes and appoints Beth R. Kramer, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 10, 2023

/s/ Thomas F. Marsico
Thomas F. Marsico Trustee, President, Chief Executive Officer and Principal Executive Officer, The Marsico Investment Fund

POWER OF ATTORNEY

Known All Men By These Presents, that the undersigned constitutes and appoints Beth R. Kramer, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 10, 2023

/s/ Neil L. Gloude
Neil L. Gloude Vice President, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer), The Marsico Investment Fund

POWER OF ATTORNEY

Known All Men By These Presents, that the undersigned constitutes and appoints Beth R. Kramer, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 10, 2023

/s/ Michael D. Rierson
Michael D. Rierson Trustee, The Marsico Investment Fund

POWER OF ATTORNEY

Known All Men By These Presents, that the undersigned constitutes and appoints Beth R. Kramer, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 10, 2023

/s/ Joseph T. Willett
Joseph T. Willett Trustee, The Marsico Investment Fund

POWER OF ATTORNEY

Known All Men By These Presents, that the undersigned constitutes and appoints Beth R. Kramer, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 10, 2023

/s/ Jay S. Goodgold
Jay S. Goodgold Trustee, The Marsico Investment Fund

POWER OF ATTORNEY

Known All Men By These Presents, that the undersigned constitutes and appoints Beth R. Kramer, his true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for him in his name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 10, 2023

/s/ Matthew C. Flavin
Matthew C. Flavin Trustee, The Marsico Investment Fund

 POWER OF ATTORNEY

Known All Men By These Presents, that the undersigned constitutes and appoints Beth R. Kramer, her true and lawful attorney-in-fact and agent with full power of substitution and re-substitution for her in her name, place, and stead, to sign any and all registration statements applicable to The Marsico Investment Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: January 10, 2023

/s/ Shoshana Gillers
Shoshana Gillers Trustee, The Marsico Investment Fund